General Information	6 Months Ended
Jun. 30, 2026
General Information [Abstract]
GENERAL INFORMATION

NOTE 1 - GENERAL INFORMATION:

Eco Wave Power Global AB (publ) (“the Parent Company” or together with its subsidiaries “the Company” or “the Group”) is a Swedish public limited company formed on March 27, 2019 and registered at the Swedish Companies Registration Office on April 17, 2019. The Company’s American Depositary Shares (“ADSs”) are traded on the Nasdaq Capital Market (the “Nasdaq”) in the United States. The Company’s corporate identity number is 559202-9499 and its address is Strandvägen 7A, 114 56 Stockholm, Sweden. Unless expressly indicated otherwise, all amounts are shown in thousands of U.S. dollars (“USD”).

The Group’s headquarters are located in Israel. On February 28, 2026, the United States and Israel launched a joint attack on Iran. Iran launched ballistic missiles and drones against targets in Israel and against U.S. military bases and other targets in several countries in the Persian Gulf. The conflict also contributed to renewed hostilities between Israel and Hezbollah in Lebanon. In April 2026, the United States and Iran agreed to a conditional ceasefire that included Israel, and in June 2026, the parties entered into a memorandum of understanding intended to facilitate a more comprehensive resolution of the conflict. As of the date of these interim consolidated financial statements, the potential for renewed hostilities and any future escalation are difficult to predict, as such are the economic implications of the conflict on the Company’s operational and financial performance. The Company considered the impact of the war and determined that there were no material adverse impacts on the interim consolidated financial statements, including related significant estimates made by management, for the period ended June 30, 2026.

On June 26, 2026, the Company issued, in a registered direct offering, a total of 400,000 ADSs (each representing eight of the Company’s common shares) and 300,000 warrants to purchase 300,000 ADSs, for total gross proceeds of $4.0 million, before deducting placement agent fees and other issuance costs of $430 thousand. The warrants are immediately exercisable at an exercise price of SEK 116.76 per ADS (equivalent to US$12.00 per ADS as of June 26, 2026) and, if fully exercised, would result in additional gross proceeds of approximately SEK 35.03 million (equivalent to $3.0 million as of June 26, 2026). The warrants will expire three years from the date of issuance. The warrants were classified as equity in the Company’s financial statements.

As of June 30, 2026, our cash, cash equivalents and short term bank deposits were $8.4 million, of which $8.15 million was in cash and cash equivalents and $0.25 million in restricted short term bank deposits. Based upon our currently expected level of operating expenditures, we expect that our existing cash and cash equivalents will be sufficient to fund operations through at least the next 12 months period from the date of these consolidated financial statements are issued . We expect that in future periods we will require substantial additional capital to commercialize our products and services.